United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2016

M&F BANCORP, INC.

(Exact Name of Registrant as specified in its charter)

North Carolina	000-27307	56-1980549
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2634 Durham-Chapel Hill Boulevard, Durham, North Carolina 27707

(Address of principal executive offices)

Registrant’s telephone number, including area code (919) 683-1521

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On September 13, 2016, M&F Bancorp, Inc. (the “Company”) issued a press release, announcing its plans to voluntarily deregister its common stock under the Securities and Exchange Act of 1934. This voluntary deregistration will terminate the Company’s status as a “public reporting company” and suspend its obligation to file periodic reports, including Forms 10-K, 10-Q and 8-K, with the Securities and Exchange Commission. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The decision to deregister the Company’s common stock was made after careful consideration of several factors including the significant cost to the Company of filing periodic reports with the SEC, including the cost of complying with Section 404 of the Sarbanes-Oxley Act.

Pursuant to General Instruction B.2 of the Current Report on Form 8-K, the information in this Current Report on Form 8-K, including the press release appearing in Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Press Release dated September 13, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&F BANCORP, INC.

/s/ James H. Sills III
James H. Sills III
President and Chief Executive Officer

Dated: September 13, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated September 13, 2016.